_______________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           _________________________


                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Check the appropriate box:
[X]       Preliminary Information Statement
[ ]       Confidential for Use of the Commission Only (as permitted by Rule 14c-
          5(d)(2)
[ ]       Definitive Information Statement



                                AMAX GOLD INC.
               (Name of Registrant as Specified in its Charter)




Payment of Filing Fee (Check the appropriate box):
[X]       No fee required.
[ ]       Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:
[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:



______________________________________________________________________________

                                AMAX GOLD INC.

                       185 SOUTH STATE STREET, SUITE 820
                          SALT LAKE CITY, UTAH 84111
                         ____________________________

                             INFORMATION STATEMENT
                         ____________________________


     This Information Statement is being furnished by Amax Gold Inc., a Delaware corporation (the "Company"), to the holders of the Company's $3.75 Series B Convertible Preferred Stock (the "Preferred Stock"), in connection with a proposal to amend the Certificate of Incorporation of the Company (the "Certificate of Incorporation") to change the name of the Company to "Kinam Gold Inc."

     On August ___, 1998, a written consent (the "Consent") was delivered to the Company with respect to 92,213,928 shares of the Company's Common Stock, par value $0.01 (the "Common Stock"), held beneficially by Kinross Gold U.S.A., Inc. ("Kinross U.S.A."), a wholly-owned subsidiary of Kinross Gold Corporation ("Kinross"), in favor of the adoption of an amendment to the Certificate of Incorporation for the purpose of changing the name of the Company to "Kinam Gold Inc." (the "Charter Amendment"). The full text of the Charter Amendment is set forth in Appendix A hereto. Pursuant to Section 228 of the Delaware General
         ----------
Corporation Law (the "DGCL"), approval of the Charter Amendment by nonunanimous written consent of the shareholders of the Company is permitted if a written consent, setting forth the action proposed to be taken, is delivered to the Company by the holders of outstanding voting shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that prompt notice of the action taken is given to all other stockholders entitled to vote on the action. This Information Statement, which is being sent to all record holders of the Preferred Stock as of August [10], 1998 (the "Preferred Holders"), is intended to serve as such notice required under Section 228 of the DGCL. For purposes of determining the number of votes eligible to be cast on the proposal to adopt the Charter Amendment, the Certificate of Incorporation provides that the holders of the Common Stock and the holders of the Preferred Stock are eligible to vote as a single class, with the Preferred Holders having 1.4 votes for each share of Preferred Stock held on August [10], 1998 (the "Record Date"). The shares of Common Stock held by Kinross U.S.A. and represented by the Consent constitute 100% of the outstanding shares of the Common Stock and, after giving effect to the voting rights of the Preferred Holders, approximately 97.3% of the votes eligible to be cast with respect to the proposal to adopt the Charter Amendment. Accordingly, the delivery of the Consent constitutes sufficient action to adopt the Charter Amendment and no additional approval by the Preferred Holders is required or requested with respect thereto.

     Pursuant to the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting shares who do not sign the written consent at least 20 business days prior to the effective date of the action. This Information Statement is provided to the Preferred Holders in compliance with the requirements of the Exchange Act.

     The effective time of the Charter Amendment (the "Effective Time") will be the date and time of the filing of the Charter Amendment with the Secretary of State of Delaware, which is presently anticipated to occur 20 business days after this Information Statement is first mailed to the Preferred Holders.

     The Preferred Stock is traded on The New York Stock Exchange (the "NSYE") under the symbol "AUPrB."

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                               SEND US A PROXY.

        OTHER THAN DULY AUTHORIZED OFFICERS OF THE COMPANY, NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THE DELIVERY OF THIS INFORMATION STATEMENT SHALL NOT UNDER ANY CIRCUMSTANCE CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF, OR THAT THE INFORMATION CONTAINED OR INCORPORATED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.
                             _____________________

     THIS INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A
        SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF THE COMPANY.
                             _____________________

          The date of this Information Statement is August ___, 1998

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----


AVAILABLE INFORMATION.....................................................  2

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...........................  2

GENERAL...................................................................  3

BACKGROUND................................................................  3

CHARTER AMENDMENT.........................................................  4

RECORD DATE...............................................................  4

VOTE REQUIRED.............................................................  4

ADDITIONAL INFORMATION....................................................  4


EXHIBITS TO INFORMATION STATEMENT
---------------------------------

Exhibit A       Amendment to Certificate of Incorporation

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the SEC. Reports, proxy and information statements and other information filed by the Company with the SEC may be inspected without charge at, and copies thereof may be obtained at prescribed rates from, the public reference facilities of the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. The SEC maintains a Web site (http://www.sec.gov) that contains such materials that have been or will be filed by the Company.

     The Preferred Stock is traded on the NYSE. Reports, proxy statements and other information concerning the Company can be inspected at the offices of the NYSE at 20 Broad Street, New York, New York 10005 U.S.A.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents, which have been filed by the Company with the SEC pursuant to the Exchange Act (File No. 1-9620), are incorporated in this Information Statement by reference and shall be deemed to be a part hereof for purposes of the Exchange Act:

     (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by the Company's Annual Report on Form 10K/A as filed with the SEC on March 11, 1998; and

     (c) the descriptions of the Common Stock and the Preferred Stock contained in the Company's Registration Statement on Form 8-B filed with the SEC on June 21, 1995.

     In addition, an Information Statement/Prospectus, which provides certain information with respect to the recent business combination between the Company, Kinross and Kinross Merger Corporation and constitutes part of a Registration Statement on Form F-4 which has been filed by Kinross with the SEC pursuant to the Securities Act of 1933, as amended (the "Securities Act"), is incorporated in this Information Statement by reference and shall be deemed to be a part hereof for purposes of the Exchange Act.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement and prior to the Effective Time shall be deemed to be incorporated by reference in this Information Statement and to be part hereof for purposes of the Exchange Act from the date of the filing of such documents until the Effective Date. Any statement contained in this Information Statement, in a supplement to this Information Statement or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any subsequently filed supplement to this Information Statement or in any document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     THE COMPANY HEREBY UNDERTAKES TO PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL OWNER OF THE PREFERRED STOCK TO WHOM A COPY OF THIS INFORMATION STATEMENT HAS BEEN DELIVERED, ON THE WRITTEN OR ORAL REQUEST OF ANY SUCH PERSON, A COPY OF ANY OR ALL OF THE DOCUMENTS REFERRED TO ABOVE WHICH HAVE BEEN OR MAY BE INCORPORATED IN THIS INFORMATION STATEMENT BY REFERENCE, OTHER THAN EXHIBITS TO SUCH DOCUMENTS (UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE IN SUCH DOCUMENTS). THIS INFORMATION STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. WRITTEN OR TELEPHONE REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO AMAX GOLD INC., 57TH FLOOR, SCOTIA PLAZA, 40 KING STREET WEST, TORONTO, ONTARIO, CANADA M5H 3Y2, ATTENTION:
SECRETARY (TELEPHONE NUMBER (416) 365-5198).

                                AMAX GOLD INC.
                       185 SOUTH STATE STREET, SUITE 820
                          SALT LAKE CITY, UTAH 84111

                         ____________________________

                             INFORMATION STATEMENT
                         ____________________________



GENERAL

     This Information Statement is being furnished by Amax Gold Inc., a Delaware corporation (the "Company"), to the holders of the Company's $3.75 Series B Convertible Preferred Stock (the "Preferred Stock"), in connection with a proposal to amend the Certificate of Incorporation of the Company (the "Certificate of Incorporation") to change the name of the Company to Kinam Gold Inc. This Information Statement, which is being sent to all record holders of the Preferred Stock as of August [10], 1997 (the "Preferred Holders"), is intended to serve as notice of adoption of the Charter Amendment by nonunanimous written consent, as contemplated by Section 228 of the Delaware General Corporation Law (the "DGCL").

     The principal executive offices of the Company are located at 185 South State Street, Suite 820, Salt Lake City, Utah 84111, and the Company's telephone number is (801) 363-9152.

BACKGROUND

     On June 1, 1998, the Company, Kinross Gold Corporation ("Kinross") and Kinross Merger Corporation, a newly-formed, wholly-owned subsidiary of Kinross ("Merger Corp."), effected a business combination whereby Merger Corp. was merged with and into the Company and the Company became a subsidiary of Kinross (the "Merger"). In connection with the consummation of the Merger, Kinross and the Company prepared and filed with the SEC an Information Statement/Prospectus (the "Merger Information Statement") which set forth the material terms and conditions of the Merger and contained a copy of the Merger Agreement, dated February 9, 1998, as amended April 20, 1998, among Kinross, Merger Corp. and the Company. Subsequent to the consummation of the Merger, Kinross transferred to Kinross Gold, U.S.A., Inc., a wholly-owned subsidiary of Kinross ("Kinross U.S.A."), all of the shares of the Company's Common Stock, par value $0.01 (the "Common Stock") and the Company became a subsidiary of Kinross, U.S.A.

     Among the obligations undertaken by Kinross in connection with the consummation of the Merger, Kinross agreed to take all action necessary to assure that the Company ceases to use the name "Amax" or any derivative or similar name. In satisfaction of that obligation, on August ___, 1998, Kinross U.S.A. delivered to the Company a written consent (the "Consent") with respect to 92,213,928 shares of Common Stock held beneficially by Kinross U.S.A., representing 100% of the outstanding shares of Common Stock, in favor of the adoption of an amendment to the Certificate of Incorporation for the purpose of changing the name of the Company to "Kinam Gold Inc." (the "Charter Amendment"). The full text of the Charter Amendment is set forth in Appendix A hereto. Based
                                                       ----------
upon its review of the Consent, the Certificate of Incorporation and the DGCL, the Board of Directors of the Company (the "Board") has concluded that the Consent represents sufficient voting shares of the Company to adopt the Charter Amendment. See "Vote Required." Accordingly, the Board of Directors of the Company has caused this Information Statement to be prepared and delivered to the Preferred Holders for the purpose of providing notice of the adoption of the Charter Amendment as required by Section 228 of the DGCL.

     In addition, the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require that an information statement must be sent to the holders of voting shares who did not sign the Consent at least 20 business days prior to the effective date of the action. This Information Statement is provided to the Preferred Holders in compliance with the requirements of the Exchange Act.

CHARTER AMENDMENT

     Based upon its receipt and review of the Consent, the Board has unanimously adopted a resolution approving the Charter Amendment. Upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware, Article I of the Certificate of Incorporation will be amended to change the name of the Company to "Kinam Gold Inc." All other existing provisions of the Certificate of Amendment will be unaffected by the Charter Amendment. The Company presently anticipates that the Charter Amendment will become effective 20 business days after the Information Statement is first mailed to the Preferred Holders.

RECORD DATE

     The Board has fixed the close of business on August [10], 1998 as the record date (the "Record Date") for the determination of Preferred Holders entitled to receive notice of the Consent. At the close of business on the Record Date, there were 92,213,928 shares of Common Stock issued and outstanding, all of which are held by Kinross U.S.A., and 1,840,000 shares of Preferred Stock issued and outstanding, held by approximately 87 holders of record.

VOTE REQUIRED

     The Certificate of Incorporation and the DGCL provide that approval of the Charter Amendment requires the affirmative vote or consent of the holders of a majority of the voting shares permitted to vote on the Charter Amendment. For purposes of determining the number of voting shares eligible to be voted on the proposal to approve the Charter Amendment, the Certificate of Incorporation provides that the holders of the Common Stock and the Preferred Holders are eligible to vote as a single class, with the Preferred Holders having 1.4 votes for each share of Preferred Stock held on the Record Date. The shares of Common Stock held by Kinross U.S.A. and represented by the Consent constitute 100% of the outstanding shares of the Common Stock and, after giving effect to the voting rights of the Preferred Holders, calculated as described above, approximately 97.3% of the votes eligible to be cast with respect to the proposal to adopt the Charter Amendment. Accordingly, the delivery of the Consent constitutes sufficient action to adopt the Charter Amendment and no additional approval by the Preferred Holders is required or requested with respect thereto.


                            ADDITIONAL INFORMATION

     A copy of the Charter Amendment is attached to this Information Statement as Appendix A and is incorporated herein by reference. This Information
   ----------
Statement does not contain all of the information set forth in the Merger Information Statement and any schedules and exhibits thereto (including the Merger Agreement), copies of which may be obtained from the Company. Requests for such copies should be addressed to Amax Gold Inc. 57th Floor, Scotia Plaza, 40 King Street West, Toronto, Ontario, Canada M5H 3Y2.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                                                      APPENDIX A

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                                AMAX GOLD INC.

                      (Change of Name to Kinam Gold Inc.)


     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Amax Gold Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,


                             DOES HEREBY CERTIFY:


     FIRST: That the Board of Directors of the corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the corporation:

          ARTICLE I of the Certificate of Incorporation of the corporation is amended in its entirety so that, as amended, ARTICLE I shall be as follows:

                                   ARTICLE I

The name of the corporation is Kinam Gold Inc. (hereinafter, the "Corporation").


     SECOND:   That in lieu of a meeting and vote of stockholders, the
stockholders of the corporation have adopted the foregoing amendment by nonunanimous written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of such consent has been delivered to the stockholders of the corporation as provided in such Section 228.


     THIRD: That the amendment was duly adopted in accordance with the applicable provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.


     IN WITNESS WHEREOF, Amax Gold Inc. has caused this Certificate to be signed by ________________________, its President, this ______ day of _______, 1998.


                              AMAX GOLD INC.



                              By:   ---------------------------------------
                                                           , President
                                    -----------------------